EXHIBIT 99.1

20 North Broadway	Telephone: (405) 235-3611
Oklahoma City, Oklahoma 73102-8260	Fax: (405) 552-4667

NEWS RELEASE

Investor contact:	Zack Hager
(405) 552-4526

Media contact:	Brian Engel
(405) 228-7750
DEVON ENERGY REPORTS RECORD EARNINGS AND EARNINGS PER
SHARE FOR 2005; ADDS 439 MILLION BARRELS FROM DRILLING AND
PERFORMANCE REVISIONS
OKLAHOMA CITY — February 1, 2006 — Devon Energy Corporation (NYSE:DVN) today reported record net earnings and earnings per share for the year ended December 31, 2005. Net earnings climbed 34 percent in 2005 to $2.9 billion while 2005 earnings per share climbed more that 40 percent to $6.38 per common share ($6.26 per diluted common share). Devon’s 2004 net earnings were $2.2 billion, or $4.51 per common share ($4.38 per diluted common share).
     For the quarter ended December 31, 2005, Devon reported net earnings of $970 million, or $2.18 per common share ($2.14 per diluted common share). The company earned $673 million or $1.38 per common share ($1.35 per diluted common share) in the fourth quarter of 2004. Fourth quarter 2005 net earnings of $970 million were reduced by $85 million, or 19 cents per diluted share, for items securities analyst typically exclude from their published estimates. The excluded items are described in detail in this news release.
     “Devon’s record 2005 earnings were accompanied by excellent drill-bit results,” commented J. Larry Nichols, chairman and chief executive officer. “We added 439 million equivalent barrels of reserves through drilling and performance revisions, or almost double our 2005 production. These reserve additions were achieved with just over $4 billion of related capital. In 2006 we expect to increase capital and to deliver another year of strong reserve additions at very competitive unit costs.”

Capital and Reserve Summary	Year Ended
(detailed tables on pages 13 and 14 and non-GAAP reconciliation on page 17)	December 31,
	2005	2004

Drill-bit Capital (in millions)	$4,013	$2,805

Reserve Data (MMBoe)

Discoveries and extensions	401	268
Revisions other than price	38	45

Drill-bit and performance reserve additions	439	313

2005 Drilling Activity at Record Levels
          Devon drilled 254 successful exploratory wells and 2,060 successful development wells in 2005. This activity resulted in many notable operational achievements in 2005:
•	In the Barnett Shale in North Texas, Devon began producing its 2,000th operated well and also drilled its 300th horizontal well. Cumulative gross production from Devon-operated wells in the field surpassed one trillion cubic feet of natural gas in 2005. Devon is by far the largest producer in the Barnett Shale, the largest natural gas field in Texas.
•	Devon began drilling and construction activities on its 100 percent-owned Jackfish oil sands project in eastern Alberta. Jackfish will utilize steam assisted gravity drainage technology to achieve planned production of 35,000 barrels per day of oil in 2008. Jackfish is an estimated 300 million barrel resource. The company is considering expansions onto adjacent acreage that could at least double the size of the project.
•	Devon drilled 57 wells with 100 percent success in the Iron River area of eastern Alberta, Canada. During 2005, Devon acquired 165,000 net acres at Iron River adjacent to existing production in the company’s Manatokan field. Based upon the success to date, Devon expects to drill 800 wells at Iron River over the next four years increasing field production to about 30,000 barrels of oil per day by 2010.
•	The company drilled successful delineation wells on two important deepwater Gulf of Mexico prospects in 2005. The follow-up wells to the Cascade and Jack discoveries in the lower Tertiary were drilled to better define reservoir size and characteristics. Devon and its partners expect to commence an extended production test of the Jack prospect later this month. Devon has a 25 percent working interest in Jack.
•	Devon sanctioned development and gained regulatory approval for its Polvo offshore oil project in Brazil’s Campos Basin. During 2005 Devon also began construction of the Polvo facilities with capacity to handle 50,000 barrels of oil per day. First production is expected in the second half of 2007. Devon is the operator of Polvo and owns 60 percent of the working interest.
•	Offshore Equatorial Guinea, Devon drilled two discoveries in its high impact West African exploration program. The company plans to conduct additional seismic evaluation and drilling on the discovery blocks in 2006.
Oil, Gas and NGL Sales Climb to Record Levels
          Sales of oil, gas and natural gas liquids increased 20 percent to $8.9 billion in the year ended December 31, 2005, compared with the year ended December 31, 2004. Higher realized oil, gas and natural gas liquids prices more than offset a decrease in production attributable to properties divested in the first half of 2005.
          Combined oil, gas and natural gas liquids production averaged 619 thousand barrels of oil equivalent (Boe) per day in 2005. This was 10 percent less than Devon’s 2004 average daily production of 685 thousand Boe per day. The decrease in 2005 production was entirely attributable to property divestitures in the first half of 2005 and the impact of hurricanes in the Gulf of Mexico.
          Devon’s average realized natural gas price increased 32 percent to $6.99 per thousand cubic feet in 2005, compared with $5.32 per thousand cubic feet in 2004. The company’s 2005 average realized oil price increased 36 percent to $38.44 per barrel compared with $28.18 per barrel in 2004. The average realized price for natural gas liquids in 2005 was $28.96 per barrel, a 26 percent increase over the $23.04 per barrel realized in 2004.
          Marketing and midstream margins climbed 25 percent in 2005 to a record $450 million. Marketing and midstream revenues increased $91 million to almost $1.8 billion. Related expenses increased by only $3 million, reflecting refocused activity and the divestiture of some midstream assets.
Oil and Gas Reserves Climb to Record Levels
          Devon ended 2005 with estimated proved reserves of 2,112 million Boe, setting an all-time record for proved reserves. The company increased proved reserves during 2005 in spite of producing 226 million Boe and divesting non-core oil and gas properties with reserves of 183 million Boe.
          In total, through drilling, extensions and revisions, the company added 439 million Boe, or nearly double Devon’s 2005 production. The 2005 drill-bit capital expenditures associated with these reserve additions totaled $4 billion, including $259 million of capitalized interest and administrative expenses. Reserves added through proved property acquisitions were just 4 million Boe, or less than one percent of total additions.
          Devon ended 2005 with 1,599 million Boe, or 76 percent of proved reserves, classified as proved developed. Year-end reserves comprised 649 million barrels of crude oil, 7.3 trillion cubic feet of natural gas and 246 million barrels of natural gas liquids.
Cash Flow Before Balance Sheet Changes Increases 16 percent to $5.7 Billion;
Share Repurchases and Debt Reduction Total $3.6 Billion
          Cash flow before balance sheet changes in 2005 reached $5.7 billion, a 16 percent increase over 2004. During 2005 the company divested non-core oil and gas properties in the United States and Canada generating almost $2 billion of additional cash. These sources of cash allowed Devon to fund over $4 billion in capital expenditures, repurchase $2.3 billion of common stock, retire $1.3 billion of debt and end the year with cash and short-term investments of approximately $2.3 billion.
          At December 31, 2005, net debt to adjusted capitalization was just 19 percent. Reconciliations of cash flow before balance sheet changes, net debt and adjusted capitalization, which are non-GAAP measures, are provided in this release.
Items Excluded from Published Earnings Estimates
          Devon’s reported net earnings include items of income and expense that are typically excluded by securities analysts in their published estimates for the company’s financial results. These items and their effects upon full year and fourth quarter 2005 reported earnings were as follows:
•	A change in fair value of derivative financial instruments decreased full year earnings by $94 million pre-tax ($60 million after tax) and increased fourth quarter earnings by $74 million pre-tax ($47 million after tax). Of the full year pre-tax amount, $54 million was related to the Chevron exchangeable debentures and the remainder was primarily related to oil and gas hedges that no longer qualify for hedge accounting. Of the fourth quarter pre-tax amount,

$66 million was related to the Chevron exchangeable debentures and the remainder was primarily related to oil and gas hedges that no longer qualify for hedge accounting.
•	Effects of changes in foreign currency exchange rates increased full year 2005 earnings by $2 million pre-tax ($3 million after tax) and decreased fourth quarter earnings by $2 million pre-tax ($2 million after tax).
•	Additional interest expense attributable to redemption of zero coupon convertible debentures and early redemption of 6.75 percent senior notes decreased full year earnings by $81 million pre-tax ($53 million after tax).
•	A loss on oil hedges associated with divestiture properties that no longer qualify for hedge accounting decreased full year earnings by $55 million pre-tax ($36 million after tax).
•	Current tax expense resulting from the repatriation of foreign earnings under The American Jobs Creation Act of 2004 decreased full year earnings by $28 million.
•	A reduction in the carrying value of oil and gas properties reduced full year and fourth quarter earnings by $212 million pre-tax ($161 million after tax).
•	Tax benefits related to property divestitures increased full year and fourth quarter net earnings by $17 million.
•	Tax benefits resulting from changes in Canadian tax law increased full year and fourth quarter net earnings by $14 million.
•	A gain on the sale of marketing and midstream assets increased full year earnings by $150 million pre-tax ($97 million after tax).
          The following tables summarize the full year and fourth quarter effects of these items on 2005 earnings and income taxes. Included in the tables are the tax effects resulting from an income tax accrual adjustment and those oil and gas property divestitures that did not affect net earnings.
Summary of Items Typically Excluded by Securities Analysts — Full Year 2005
(in millions)

	Pretax				After-tax	Cash Flow Before
	Earnings	Income Tax Effect			Earnings	Balance Sheet
	Effect	Current	Deferred	Total	Effect	Changes Effect

Change in fair value of financial instruments	$(94)	(14)	(20)	(34)	(60)	(25)
Foreign exchange effect	2	—	(1)	(1)	3	—
Additional interest costs on debt retirement	(81)	(28)	—	(28)	(53)	(47)
Loss on hedges for divestiture properties	(55)	(19)	—	(19)	(36)	(36)
Repatriation of Canadian cash	—	28	—	28	(28)	(28)
Change in Canadian tax law	—	—	(14)	(14)	14	—
Reduction in the carrying value of properties	(212)	—	(51)	(51)	(161)	—
Income tax accrual adjustment	—	(76)	76	—	—	76
Gain on sale of certain non-oil and gas assets	150	53	—	53	97	(53)
Effects of oil and gas property divestitures	—	182	(199)	(17)	17	(182)

Totals	$(290)	126	(209)	(83)	(207)	(295)

     In aggregate, these items decreased full year 2005 net earnings by $207 million, or 45 cents per common share (44 cents per diluted share). These items and their associated tax effects decreased full year 2005 cash flow before balance sheet changes by $295 million.

Summary of Items Typically Excluded by Securities Analysts — Fourth Quarter 2005
(in millions)

	Pretax				After-tax	Cash Flow Before
	Earnings	Income Tax Effect			Earnings	Balance Sheet
	Effect	Current	Deferred	Total	Effect	Changes Effect

Change in fair value of financial instruments	$74	4	23	27	47	(18)
Foreign exchange effect	(2)	—	—	—	(2)	—
Change in Canadian tax law	—	—	(14)	(14)	14	—
Reduction in the carrying value of properties	(212)	—	(51)	(51)	(161)	—
Effects of oil and gas property divestitures	—	49	(66)	(17)	17	(49)

Totals	$(140)	53	(108)	(55)	(85)	(67)

          In aggregate, these items decreased fourth quarter 2005 net earnings by $85 million, or 20 cents per common share (19 cents per diluted share). These items and their associated tax effects decreased fourth quarter 2005 cash flow before balance sheet changes by $67 million.
Conference Call to be Webcast Today
          Devon will discuss its 2005 financial and operating results in a conference call webcast today. The webcast will begin at 10 a.m. Central Time (11 a.m. Eastern Time). The webcast may be accessed from Devon’s internet home page at www.devonenergy.com
This press release includes “forward-looking statements” as defined by the Securities and Exchange Commission. Such statements are those concerning strategic plans, expectations and objectives for future operations. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company. Statements regarding future drilling and production are subject to all of the risks and uncertainties normally incident to the exploration for and development and production of oil and gas. These risks include, but are not limited to, inflation or lack of availability of goods and services, environmental risks, drilling risks and regulatory changes. Investors are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements.
          Devon Energy Corporation is an Oklahoma City-based independent energy company engaged in oil and gas exploration, production and property acquisitions. Devon is the largest U.S.-based independent oil and gas producer and is included in the S&P 500 Index. For more information about Devon, please visit our website at www.devonenergy.com.

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

PRODUCTION DATA	Year Ended		Quarter Ended
(net of royalties)	December 31,		December 31,
	2005	2004	2005	2004

Total Period Production

Natural Gas (Bcf)
U.S. Onshore	462.7	480.5	119.1	120.8
U.S. Offshore	92.5	120.6	15.0	28.2

Total U.S.	555.2	601.1	134.1	149.0
Canada	261.0	279.1	61.3	70.7
International	10.8	10.2	3.2	3.0

Total Natural Gas	827.0	890.4	198.6	222.7

Oil (MMBbls)
U.S. Onshore	12.1	13.9	2.9	3.3
U.S. Offshore	13.4	17.8	2.3	4.0

Total U.S.	25.5	31.7	5.2	7.3
Canada	13.1	13.9	3.3	3.5
International	25.8	32.6	5.9	8.0

Total Oil	64.4	78.2	14.4	18.8

Natural Gas Liquids (MMBbls)
U.S. Onshore	17.3	17.7	4.3	4.3
U.S. Offshore	0.8	1.2	0.0	0.3

Total U.S.	18.1	18.9	4.3	4.6
Canada	5.3	4.9	1.4	1.3
International	0.3	0.3	0.1	0.1

Total Natural Gas Liquids	23.7	24.1	5.8	6.0

Oil Equivalent (MMBoe)
U.S. Onshore	106.6	111.7	27.1	27.8
U.S. Offshore	29.6	39.1	4.8	9.0

Total U.S.	136.2	150.8	31.9	36.8
Canada	61.9	65.2	14.9	16.5
International	27.9	34.6	6.5	8.6

Total Oil Equivalent	226.0	250.6	53.3	61.9

Average Daily Production

Natural Gas (MMcf)
U.S. Onshore	1,267.6	1,312.9	1,295.0	1,312.8
U.S. Offshore	253.5	329.5	163.1	306.9

Total U.S.	1,521.1	1,642.4	1,458.1	1,619.7
Canada	715.1	762.5	665.9	768.3
International	29.5	27.8	34.3	32.7

Total Natural Gas	2,265.7	2,432.7	2,158.3	2,420.7

Oil (MBbls)
U.S. Onshore	33.2	37.9	31.6	35.7
U.S. Offshore	36.6	48.6	25.0	43.6

Total U.S.	69.8	86.5	56.6	79.3
Canada	36.0	37.8	35.8	38.1
International	70.8	89.2	63.9	87.4

Total Oil	176.6	213.5	156.3	204.8

Natural Gas Liquids (MBbls)
U.S. Onshore	47.5	48.4	46.9	46.7
U.S. Offshore	2.2	3.2	0.4	2.8

Total U.S.	49.7	51.6	47.3	49.5
Canada	14.5	13.3	15.3	14.2
International	0.9	0.8	0.8	0.8

Total Natural Gas Liquids	65.1	65.7	63.4	64.5

Oil Equivalent (MBoe)
U.S. Onshore	292.0	305.1	294.3	301.3
U.S. Offshore	81.1	106.7	52.5	97.5

Total U.S.	373.1	411.8	346.8	398.8
Canada	169.7	178.3	162.1	180.3
International	76.5	94.6	70.5	93.7

Total Oil Equivalent	619.3	684.7	579.4	672.8

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

FULL-YEAR PRODUCTION DATA - RETAINED PROPERTIES	Year Ended
Both periods exclude properties divested in 2005	December 31,		YOY
	2005	2004	% Change

Total Period Production

Natural Gas (Bcf)
U.S. Onshore	455.2	449.6	1%
U.S. Offshore	80.3	67.1	20%

Total U.S.	535.5	516.7	4%
Canada	246.6	239.7	3%
International	10.8	10.2	6%

Total Natural Gas	792.9	766.6	3%

Oil (MMBbls)
U.S. Onshore	11.6	11.6	0%
U.S. Offshore	10.7	11.5	-7%

Total U.S.	22.3	23.1	-3%
Canada	12.4	11.5	8%
International	25.8	32.6	-21%

Total Oil	60.5	67.2	-10%

Natural Gas Liquids (MMBbls)
U.S. Onshore	17.1	16.5	4%
U.S. Offshore	0.6	0.6	0%

Total U.S.	17.7	17.1	4%
Canada	5.1	4.6	11%
International	0.3	0.3	-1%

Total Natural Gas Liquids	23.1	22.0	5%

Oil Equivalent (MMBoe)
U.S. Onshore	104.5	103.1	1%
U.S. Offshore	24.8	23.3	6%

Total U.S.	129.3	126.4	2%
Canada	58.6	56.0	5%
International	27.9	34.6	-19%

Total Oil Equivalent	215.8	217.0	-1%

Average Daily Production

Natural Gas (MMcf)
U.S. Onshore	1,247.1	1,228.4	2%
U.S. Offshore	220.1	183.5	20%

Total U.S.	1,467.2	1,411.9	4%
Canada	675.5	654.8	3%
International	29.5	27.8	6%

Total Natural Gas	2,172.2	2,094.5	4%

Oil (MBbls)
U.S. Onshore	31.8	31.8	0%
U.S. Offshore	29.4	31.3	-6%

Total U.S.	61.2	63.1	-3%
Canada	33.9	31.4	8%
International	70.8	89.2	-21%

Total Oil	165.9	183.7	-10%

Natural Gas Liquids (MBbls)
U.S. Onshore	46.6	45.2	3%
U.S. Offshore	1.7	1.6	6%

Total U.S.	48.3	46.8	3%
Canada	14.0	12.6	11%
International	0.9	0.8	13%

Total Natural Gas Liquids	63.2	60.2	5%

Oil Equivalent (MBoe)
U.S. Onshore	286.3	281.7	2%
U.S. Offshore	67.7	63.5	7%

Total U.S.	354.0	345.2	3%
Canada	160.7	153.1	5%
International	76.5	94.6	-19%

Total Oil Equivalent	591.2	592.9	0%

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

QUARTERLY PRODUCTION DATA - RETAINED PROPERTIES
All periods exclude properties divested in 2005				YOY	Sequential
	Q4 2005	Q4 2004	Q3 2005	% Change	% Change

Total Period Production

Natural Gas (Bcf)
U.S. Onshore	119.1	113.8	113.9	5%	5%
U.S. Offshore	15.0	17.9	22.0	-16%	-32%

Total U.S.	134.1	131.7	135.9	2%	-1%
Canada	61.2	60.6	66.6	1%	-8%
International	3.2	3.0	2.5	5%	28%

Total Natural Gas	198.5	195.3	205.0	2%	-3%

Oil (MMBbls)
U.S. Onshore	2.9	2.8	2.9	2%	1%
U.S. Offshore	2.3	2.5	2.6	-7%	-11%

Total U.S.	5.2	5.3	5.5	-2%	-5%
Canada	3.2	3.0	3.1	11%	5%
International	5.9	8.0	6.1	-27%	-3%

Total Oil	14.3	16.3	14.7	-12%	-2%

Natural Gas Liquids (MMBbls)
U.S. Onshore	4.3	4.1	4.2	6%	3%
U.S. Offshore	0.0	0.1	0.3	-74%	-88%

Total U.S.	4.3	4.2	4.5	4%	-3%
Canada	1.4	1.2	1.3	15%	8%
International	0.1	0.1	0.1	1%	-9%

Total Natural Gas Liquids	5.8	5.5	5.9	6%	-1%

Oil Equivalent (MMBoe)
U.S. Onshore	27.1	25.9	26.1	5%	4%
U.S. Offshore	4.8	5.6	6.5	-13%	-26%

Total U.S.	31.9	31.5	32.6	2%	-2%
Canada	14.8	14.3	15.6	4%	-4%
International	6.5	8.6	6.5	-25%	-1%

Total Oil Equivalent	53.2	54.4	54.7	-2%	-3%

Average Daily Production

Natural Gas (MMcf)
U.S. Onshore	1,295.0	1,235.9	1,238.1	5%	5%
U.S. Offshore	163.1	194.3	239.8	-16%	-32%

Total U.S.	1,458.1	1,430.2	1,477.9	2%	-1%
Canada	665.9	660.6	723.5	1%	-8%
International	34.3	32.7	26.8	5%	28%

Total Natural Gas	2,158.3	2,123.5	2,228.2	2%	-3%

Oil (MBbls)
U.S. Onshore	31.6	30.9	31.1	2%	1%
U.S. Offshore	25.0	27.0	28.3	-7%	-11%

Total U.S.	56.6	57.9	59.4	-2%	-5%
Canada	35.8	32.2	34.2	11%	5%
International	63.9	87.4	65.8	-27%	-3%

Total Oil	156.3	177.5	159.4	-12%	-2%

Natural Gas Liquids (MBbls)
U.S. Onshore	46.9	44.1	45.7	6%	3%
U.S. Offshore	0.3	1.4	3.0	-74%	-88%

Total U.S.	47.2	45.5	48.7	4%	-3%
Canada	15.3	13.3	14.2	15%	8%
International	0.8	0.8	0.9	1%	-9%

Total Natural Gas Liquids	63.3	59.6	63.8	6%	-1%

Oil Equivalent (MBoe)
U.S. Onshore	294.3	280.9	283.2	5%	4%
U.S. Offshore	52.5	60.7	71.1	-13%	-26%

Total U.S.	346.8	341.6	354.3	2%	-2%
Canada	162.0	155.6	169.0	4%	-4%
International	70.5	93.7	71.2	-25%	-1%

Total Oil Equivalent	579.3	590.9	594.5	-2%	-3%

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

REALIZED PRICE DATA	Year Ended		Quarter Ended
(average realized prices)	December 31,		December 31,
	2005	2004	2005	2004

Realized Prices

Natural Gas ($/Mcf)
U.S. Onshore	$6.90	$5.20	$9.41	$5.69
U.S. Offshore	$7.95	$6.31	$11.15	$7.00
Total U.S.	$7.08	$5.43	$9.61	$5.94
Canada	$6.95	$5.15	$9.36	$5.49
International	$3.76	$3.33	$2.75	$3.23

Total Natural Gas	$6.99	$5.32	$9.42	$5.76

Oil ($/Bbl)
U.S. Onshore	$51.23	$31.03	$55.58	$32.91
U.S. Offshore	$32.96	$30.69	$31.08	$31.49
Total U.S.	$41.64	$30.84	$44.75	$32.13
Canada	$26.88	$21.60	$26.09	$18.18
International	$41.16	$28.40	$42.65	$27.89

Total Oil	$38.44	$28.18	$39.62	$27.72

Natural Gas Liquids ($/Bbl)
U.S. Onshore	$26.50	$21.12	$31.16	$24.88
U.S. Offshore	$30.61	$26.78	$47.72	$30.43
Total U.S.	$26.68	$21.47	$31.29	$25.20
Canada	$37.19	$29.23	$41.13	$33.93
International	$22.81	$21.12	$21.07	$21.14

Total Natural Gas Liquids	$28.96	$23.04	$33.53	$27.06

Oil Equivalent ($/Boe)
U.S. Onshore	$40.10	$29.59	$52.34	$32.56
U.S. Offshore	$40.58	$34.27	$49.73	$36.96
Total U.S.	$40.21	$30.80	$51.94	$33.64
Canada	$38.17	$28.80	$48.10	$29.88
International	$39.76	$27.92	$40.28	$27.34

Total Oil Equivalent	$39.59	$29.88	$49.45	$31.75

BENCHMARK PRICES	Year Ended		Quarter Ended
(average prices)	December 31,		December 31,
	2005	2004	2005	2004

Benchmark Prices

Natural Gas ($/Mcf) — Henry Hub	$8.64	$6.13	$13.00	$7.07
Oil ($/Bbl) — West Texas Intermediate (Cushing)	$56.57	$41.38	$60.00	$48.34

PRICE DIFFERENTIALS, EXCLUDING EFFECTS OF HEDGES	Year Ended		Quarter Ended
(average floating price differentials from benchmark prices)	{December 31,		December 31,
	2005	2004	2005	2004

Price Differentials

Natural Gas ($/Mcf)
U.S. Onshore	$(1.71)	$(0.88)	$(3.54)	$(1.25)
U.S. Offshore	$(0.42)	$0.21	$(0.50)	$0.05
Total U.S.	$(1.50)	$(0.66)	$(3.20)	$(1.00)
Canada	$(1.46)	$(0.83)	$(3.26)	$(1.42)
International	$(3.88)	$(2.80)	$(9.92)	$(3.84)

Total Natural Gas	$(1.50)	$(0.74)	$(3.29)	$(1.17)

Oil ($/Bbl)
U.S. Onshore	$(4.85)	$(2.68)	$(4.42)	$(3.09)
U.S. Offshore	$(5.45)	$(2.35)	$(4.85)	$(2.90)
Total U.S.	$(5.16)	$(2.45)	$(4.61)	$(2.99)
Canada	$(15.48)	$(9.40)	$(19.64)	$(14.45)
International	$(7.19)	$(6.50)	$(7.44)	$(9.98)

Total Oil	$(8.08)	$(5.39)	$(9.21)	$(8.10)

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF OPERATIONS	Year Ended		Unaudited Quarter
(in millions, except per share data)	December 31,		Ended December 31,
	2005	2004	2005	2004

Revenues

Oil sales	$2,478	$2,202	$570	$523
Gas sales	5,784	4,732	1,871	1,282
Natural gas liquids sales	687	554	195	161
Marketing & midstream revenues	1,792	1,701	582	499

Total revenues	10,741	9,189	3,218	2,465

Expenses and Other Income, net

Lease operating expenses	1,345	1,280	340	341
Production taxes	335	255	101	74
Marketing & midstream operating costs and expenses	1,342	1,339	421	390
Depreciation, depletion and amortization of oil and gas properties	2,031	2,141	503	554
Depreciation and amortization of non-oil and gas properties	160	149	41	39
Accretion of asset retirement obligation	44	44	9	11
General & administrative expenses	291	277	85	72
Interest expense	533	475	105	114
Effects of changes in foreign currency exchange rates	(2)	(23)	2	(17)
Change in fair value of derivative financial instruments	94	62	(74)	8
Reduction of carrying value of oil and gas properties	212	—	212	—
Other income, net	(196)	(103)	(17)	(49)

Total expenses and other income, net	6,189	5,896	1,728	1,537

Earnings before income tax expense	4,552	3,293	1,490	928

Income Tax Expense

Current	1,238	752	406	183
Deferred	384	355	114	72

Total income tax expense	1,622	1,107	520	255

Net earnings	2,930	2,186	970	673
Preferred stock dividends	10	10	3	3

Net earnings applicable to common stockholders	2,920	2,176	967	670

Net earnings per weighted average common shares outstanding
Basic	$6.38	$4.51	$2.18	$1.38
Diluted	$6.26	$4.38	$2.14	$1.35
Basic weighted average shares outstanding	458	482	443	484
Diluted weighted average shares outstanding	470	499	451	500

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED BALANCE SHEETS
(in millions)	December 31,	December 31,
	2005	2004

Assets

Current assets

Cash and cash equivalents	$1,606	$1,152
Short-term investments	680	967
Accounts receivable	1,601	1,320
Fair value of derivative financial instruments	—	1
Deferred income taxes	158	289
Other current assets	161	143

Total current assets	4,206	3,872

Property and equipment, at cost, based on the full cost method of accounting for oil and gas properties ($2,747 and $3,187 excluded from amortization in 2005 and 2004, respectively)	34,246	32,114
Less accumulated depreciation, depletion and amortization	15,114	12,768

Net property and equipment	19,132	19,346

Investment in Chevron Corporation common stock, at fair value	805	745
Fair value of derivative financial instruments	—	8
Goodwill	5,705	5,637
Other assets	425	417

Total Assets	$30,273	$30,025

Liabilities and Stockholders’ Equity

Current liabilities

Accounts payable:
Trade	$947	$715
Revenues and royalties due to others	666	487
Income taxes payable	293	223
Current portion of long-term debt	662	933
Accrued interest payable	127	139
Fair value of derivative financial instruments	18	399
Current portion of asset retirement obligation	50	46
Accrued expenses and other current liabilities	171	158

Total current liabilities	2,934	3,100

Debentures exchangeable into shares of Chevron Corporation common stock	709	692
Other long-term debt	5,248	6,339
Fair value of derivative financial instruments	125	72
Asset retirement obligation, long-term	618	693
Other liabilities	372	366
Deferred income taxes	5,405	5,089

Stockholders’ equity

Preferred stock	1	1
Common stock	44	48
Additional paid-in capital	7,066	9,087
Retained earnings	6,477	3,693
Accumulated other comprehensive income	1,414	930
Deferred compensation and other	(138)	(85)
Treasury stock	(2)	—

Stockholders’ Equity	14,862	13,674

Total Liabilities & Stockholders’ Equity	$30,273	$30,025

Common Shares Outstanding	443	484

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

CONSOLIDATED STATEMENTS OF CASH FLOWS
(in millions)	Year Ended December 31,
	2005	2004

Cash Flows From Operating Activities

Net earnings	$2,930	$2,186
Adjustments to reconcile net earnings to net cash provided by operating activities
Depreciation, depletion and amortization	2,191	2,290
Accretion of asset retirement obligation	44	44
Amortization of premiums on long-term debt, net	—	(5)
Effects of changes in foreign currency exchange rates	(2)	(23)
Non-cash change in fair value of derivative financial instruments	55	62
Deferred income tax expense	384	355
Net gain on sales of non-oil and gas properties	(150)	(34)
Reduction of carrying value of oil and gas properties	212	—
Other	31	31

	5,695	4,906
Changes in assets and liabilities:
(Increase) decrease in:
Accounts receivable	(270)	(345)
Other current assets	(16)	(20)
Long-term other assets	52	(91)
Increase (decrease) in:
Accounts payable	262	190
Income taxes payable	69	208
Accrued interest and expenses	(41)	(79)
Long-term debt, including current maturities	(67)	16
Long-term other liabilities	(72)	31

Net cash provided by operating activities	5,612	4,816

Cash Flows From Investing Activities

Proceeds from sales of property and equipment	2,151	95
Capital expenditures	(4,090)	(3,103)
Purchases of short-term investments	(4,020)	(3,215)
Sales of short-term investments	4,307	2,589

Net cash used in investing activities	(1,652)	(3,634)

Cash Flows From Financing Activities

Principal payments on long-term debt	(1,258)	(973)
Issuance of common stock, net of issuance costs	124	268
Repurchase of common stock	(2,263)	(189)
Dividends paid on common stock	(136)	(97)
Dividends paid on preferred stock	(10)	(10)

Net cash used in financing activities	(3,543)	(1,001)

Effect of exchange rate changes on cash	37	39
Net increase in cash and cash equivalents	454	220
Cash and cash equivalents at beginning of period	1,152	932

Cash and cash equivalents at end of period	$1,606	$1,152

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

	Total				Total U.S.
	Oil	Gas	NGLs	Total	Oil	Gas	NGLs	Total
	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)

As of December 31, 2004:

Proved developed	411	6,219	204	1,652	168	4,105	161	1,014
Proved undeveloped	185	1,275	28	425	35	831	21	194

Total proved	596	7,494	232	2,077	203	4,936	182	1,208

Production	(64)	(827)	(24)	(226)	(25)	(555)	(18)	(136)
Discoveries and extensions	167	1,220	30	401	16	793	20	169
Divestitures	(58)	(676)	(12)	(183)	(29)	(306)	(9)	(89)
Acquisitions	2	10	—	4	—	—	—	—
Revisions due to prices	(16)	78	4	1	6	58	3	19
Revisions other than price	22	(3)	16	38	2	238	19	61
As of December 31, 2005:

Proved developed	363	6,111	216	1,599	149	4,343	175	1,049
Proved undeveloped	286	1,185	30	513	24	821	22	183

Total proved	649	7,296	246	2,112	173	5,164	197	1,232

	U.S. Onshore				U.S. Offshore
	Oil	Gas	NGLs	Total	Oil	Gas	NGLs	Total
	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)

As of December 31, 2004:

Proved developed	126	3,751	158	909	42	354	3	105
Proved undeveloped	9	608	19	129	26	223	2	65

Total proved	135	4,359	177	1,038	68	577	5	170

Production	(12)	(463)	(17)	(106)	(13)	(92)	(1)	(30)
Discoveries and extensions	15	771	20	164	1	22	—	5
Divestitures	(11)	(197)	(8)	(51)	(18)	(109)	(1)	(38)
Acquisitions	—	—	—	—	—	—	—	—
Revisions due to prices	5	55	3	16	1	3	—	3
Revisions other than price	(3)	236	18	55	5	2	1	6
As of December 31, 2005:

Proved developed	120	4,110	173	979	29	233	2	70
Proved undeveloped	9	651	20	137	15	170	2	46

Total proved	129	4,761	193	1,116	44	403	4	116

	Canada				International
	Oil	Gas	NGLs	Total	Oil	Gas	NGLs	Total
	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)	(MMBbls)	(Bcf)	(MMBbls)	(MMboe)

As of December 31, 2004:

Proved developed	123	2,043	43	507	120	71	—	131
Proved undeveloped	24	377	7	93	126	67	—	138

Total proved	147	2,420	50	600	246	138	—	269

Production	(13)	(261)	(6)	(62)	(26)	(11)	—	(28)
Discoveries and extensions	144	427	10	225	7	—	—	7
Divestitures	(29)	(370)	(3)	(94)	—	—	—	—
Acquisitions	2	10	—	4	—	—	—	—
Revisions due to prices	—	22	1	4	(22)	(2)	—	(22)
Revisions other than price	2	(242)	(3)	(41)	18	1	—	18
As of December 31, 2005:

Proved developed	103	1,708	41	429	111	60	—	121
Proved undeveloped	150	298	8	207	112	66	—	123

Total proved	253	2,006	49	636	223	126	—	244

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

COSTS INCURRED	Total		Total U.S.
(in millions)	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Property Acquisition Costs:

Total proved	$54	$38	$5	$27

Total unproved	$349	$141	$106	$75

Exploration Costs	$931	$735	$422	$335

Development Costs	$2,805	$1,938	$1,597	$1,163

Costs Incurred	$4,139	$2,852	$2,130	$1,600

	U.S. Onshore		U.S. Offshore
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Property Acquisition Costs:

Total proved	$3	$24	$2	$3

Total unproved	$86	$46	$20	$29

Exploration Costs	$173	$92	$249	$243

Development Costs	$1,381	$983	$216	$180

Costs Incurred	$1,643	$1,145	$487	$455

	Canada		International
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Property Acquisition Costs:

Total proved	$49	$11	$—	$—

Total unproved	$239	$52	$4	$14

Exploration Costs	$361	$272	$148	$128

Development Costs	$1,020	$625	$188	$150

Costs Incurred	$1,669	$960	$340	$292

Devon capitalizes certain general and administrative expenses which are related to property acquisition, exploration and development activities. Such capitalized expenses, which are included in the costs shown in the preceding tables, were $189 million and $172 million in the years 2005 and 2004, respectively. In addition, Devon capitalizes certain interest expenses which are related to property development activities. Such capitalized expenses, which are also included in the costs shown in the preceding tables, were $70 million and $70 million in the years 2005 and 2004, respectively.

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION

DRILLING ACTIVITY	Year Ended
	December 31,
	2005	2004

Exploration Wells Drilled

U.S.	49	40
Canada	234	228
International	13	6

Total	296	274

Exploration Wells Success Rate

U.S.	69%	58%
Canada	93%	90%
International	23%	33%

Total	86%	84%

Development Wells Drilled

U.S.	1,249	1,217
Canada	786	621
International	44	66

Total	2,079	1,904

Development Wells Success Rate

U.S.	99%	99%
Canada	99%	96%
International	100%	100%

Total	99%	98%

Total Wells Drilled

U.S.	1,298	1,257
Canada	1,020	849
International	57	72

Total	2,375	2,178

Total Wells Success Rate

U.S.	98%	97%
Canada	98%	95%
International	82%	94%

Total	97%	96%

COMPANY OPERATED RIGS	December 31,
	2005	2004

Number of Company Operated Rigs Running

U.S.	53	54
Canada	16	26
International	3	3

Total	72	83

CAPITAL EXPENDITURES DATA	Year Ended	Quarter Ended
(in millions)	December 31, 2005	December 31, 2005

Capital Expenditures

U.S. Onshore	$1,550	$456
U.S. Offshore	391	97

Total U.S.	1,941	553
Canada	1,607	285
International	263	157
Marketing & midstream	121	49
Capitalized general & administrative costs	189	54
Capitalized interest costs	70	17
Other	84	51

Total	$4,275	$1,166

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION
Non-GAAP Financial Measures
     The United States Securities and Exchange Commission has adopted disclosure requirements for public companies such as Devon concerning Non-GAAP financial measures. (GAAP refers to generally accepted accounting principles.) The company must reconcile the Non-GAAP financial measure to related GAAP information. Cash flow before balance sheet changes is a Non-GAAP financial measure. Devon believes cash flow before balance sheet changes is relevant because it is a measure of cash available to fund the company’s capital expenditures, dividends and to service its debt. Cash flow before balance sheet changes is also used by certain securities analysts as a measure of Devon’s financial results.

RECONCILIATION TO GAAP INFORMATION	Year Ended		Quarter Ended
(in millions)	December 31,		December 31,
	2005	2004	2005	2004

Net Cash Provided By Operating Activities (GAAP)	$5,612	$4,816	$1,960	$1,124

Changes in assets and liabilities, net of effects of acquisitions of businesses	83	90	(221)	172

Cash flow before balance sheet changes (Non-GAAP)	$5,695	$4,906	$1,739	$1,296

     Devon believes that using net debt, defined as debt less cash and the market value of Chevron common stock, for the calculation of “net debt to adjusted capitalization” provides a better measure than using debt. Devon believes that because cash can be used to repay indebtedness, netting cash against debt provides a clearer picture of the future demands on cash to repay debt. Included in Devon’s indebtedness are $709 million of debentures exchangeable into 14.2 million shares of Chevron common stock owned outright by Devon. As of December 31, 2005, the market value of the shares ($805 million) exceeded the related debt obligation of $709 million. Since the value of Chevron common stock held by Devon is higher than the debt obligation, Devon believes deducting the market value of the stock provides a clearer picture of future demands on cash to repay debt. This methodology is also utilized by various lenders, rating agencies and securities analysts as a measure of Devon’s indebtedness.

RECONCILIATION TO GAAP INFORMATION
(in millions)	December 31,
	2005	2004

Total debt (GAAP)	$6,619	7,964
Adjustments:
Cash and short-term investments	(2,286)	(2,119)
Market value of Chevron Corporation common stock	(805)	(745)

Net Debt (Non-GAAP)	$3,528	5,100

Total Capitalization

Total debt	$6,619	7,964
Stockholders’ equity	14,862	13,674

Total Capitalization (GAAP)	$21,481	21,638

Adjusted Capitalization

Net debt	$3,528	5,100
Stockholders’ equity	14,862	13,674

Adjusted Capitalization (Non-GAAP)	$18,390	18,774

DEVON ENERGY CORPORATION
FINANCIAL AND OPERATIONAL INFORMATION
     Drill-bit capital is defined as costs incurred less proved acquisition costs, unproved acquisition costs resulting from business combinations, and the net difference of accrued future asset retirement costs less actual cash retirement expenditures. Drill-bit capital is a non-GAAP measure. Management believes drill-bit capital is relevant because it provides additional insight into costs associated with current year drilling, facilities and unproved acreage acquisitions unrelated to business combinations. It should be noted that the actual costs of reserves added through the company’s drilling program will differ, sometimes significantly, from the direct comparison of capital spent and reserves added in any given period due to the timing of capital expenditures and reserve bookings. This methodology is also utilized by certain securities analysts as a measure of Devon’s performance.

RECONCILIATION TO GAAP INFORMATION	Total		Total U.S.
(in millions)	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Costs Incurred (GAAP)	$4,139	$2,852	$2,130	$1,600

Less:
Proved acquisition costs	54	38	5	27
Accrued asset retirement costs	113	51	70	28
Plus: Actual retirement expenditures	41	42	22	27

Drill-bit capital (Non-GAAP)	$4,013	$2,805	$2,077	$1,572

	U.S. Onshore		U.S. Offshore
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Costs Incurred (GAAP)	$1,643	$1,145	$487	$455

Less:
Proved acquisition costs	3	24	2	3
Accrued asset retirement costs	23	14	47	14
Plus: Actual retirement expenditures	5	5	17	22

Drill-bit capital (Non-GAAP)	$1,622	$1,112	$455	$460

	Canada		International
	Year Ended December 31,		Year Ended December 31,
	2005	2004	2005	2004

Costs Incurred (GAAP)	$1,669	$960	$340	$292

Less:
Proved acquisition costs	49	11	—	—
Accrued asset retirement costs	37	18	6	5
Plus: Actual retirement expenditures	16	14	3	1

Drill-bit capital (Non-GAAP)	$1,599	$945	$337	$288